Exhibit (s)

AB Tax-Aware Credit Opportunities Fund

(a Delaware Statutory Trust)

Power of Attorney

Know All Persons By These Presents, that the undersigned, Mark Manley, does hereby constitute and appoint Leon Hirth, Shalin Sheth, Kevin Bloss, Brandon Jang, John Hession and Brian Doyle-Wenger, and each of them, his true and lawful attorney and agent, with power of substitution or re-substitution, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable or which may be required to enable AB Tax-Aware Credit Opportunities Fund (the “Fund”) to comply with the Securities Act of 1933, as amended (the “1933 Act”) and the Investment Company Act of 1940, as amended (the “1940 Act”), and any rules, regulations or requirements of the Securities and Exchange Commission (“SEC”) in respect thereof, in connection with the Fund’s Registration Statement on Form N-2, SEC File Number 811-24186 , together with any and all amendments thereto, including within the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a Trustee of the Trust such Registration Statement and any and all such amendments filed with the SEC under the 1933 Act and the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agents shall do or cause to be done by virtue hereof.

Dated: July 15, 2026

/s/ Mark Manley
Mark Manley

AB Tax-Aware Credit Opportunities Fund

(a Delaware Statutory Trust)

Power of Attorney

Know All Persons By These Presents, that the undersigned, John G. Jordan, does hereby constitute and appoint Leon Hirth, Shalin Sheth, Kevin Bloss, Brandon Jang, Mark Manley, John Hession and Brian Doyle-Wenger, and each of them, his true and lawful attorney and agent, with power of substitution or re-substitution, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable or which may be required to enable AB Tax-Aware Credit Opportunities Fund (the “Fund”) to comply with the Securities Act of 1933, as amended (the “1933 Act”) and the Investment Company Act of 1940, as amended (the “1940 Act”), and any rules, regulations or requirements of the Securities and Exchange Commission (“SEC”) in respect thereof, in connection with the Fund’s Registration Statement on Form N-2, SEC File Number 811-24186 , together with any and all amendments thereto, including within the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a Trustee of the Trust such Registration Statement and any and all such amendments filed with the SEC under the 1933 Act and the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agents shall do or cause to be done by virtue hereof.

Dated: July 15, 2026

/s/ John G. Jordan
John G. Jordan

AB Tax-Aware Credit Opportunities Fund

(a Delaware Statutory Trust)

Power of Attorney

Know All Persons By These Presents, that the undersigned, Terry Sebastian, does hereby constitute and appoint Leon Hirth, Shalin Sheth, Kevin Bloss, Brandon Jang, Mark Manley, John Hession and Brian Doyle-Wenger, and each of them, his true and lawful attorney and agent, with power of substitution or re-substitution, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable or which may be required to enable AB Tax-Aware Credit Opportunities Fund (the “Fund”) to comply with the Securities Act of 1933, as amended (the “1933 Act”) and the Investment Company Act of 1940, as amended (the “1940 Act”), and any rules, regulations or requirements of the Securities and Exchange Commission (“SEC”) in respect thereof, in connection with the Fund’s Registration Statement on Form N-2, SEC File Number 811-24186 , together with any and all amendments thereto, including within the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a Trustee of the Trust such Registration Statement and any and all such amendments filed with the SEC under the 1933 Act and the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agents shall do or cause to be done by virtue hereof.

Dated: July 15, 2026

/s/ Terry Sebastian
Terry Sebastian

AB Tax-Aware Credit Opportunities Fund

(a Delaware Statutory Trust)

Power of Attorney

Know All Persons By These Presents, that the undersigned, Richard Pontin, does hereby constitute and appoint Leon Hirth, Shalin Sheth, Kevin Bloss, Brandon Jang, Mark Manley, John Hession and Brian Doyle-Wenger, and each of them, his true and lawful attorney and agent, with power of substitution or re-substitution, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable or which may be required to enable AB Tax-Aware Credit Opportunities Fund (the “Fund”) to comply with the Securities Act of 1933, as amended (the “1933 Act”) and the Investment Company Act of 1940, as amended (the “1940 Act”), and any rules, regulations or requirements of the Securities and Exchange Commission (“SEC”) in respect thereof, in connection with the Fund’s Registration Statement on Form N-2, SEC File Number 811-24186 , together with any and all amendments thereto, including within the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a Trustee of the Trust such Registration Statement and any and all such amendments filed with the SEC under the 1933 Act and the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agents shall do or cause to be done by virtue hereof.

Dated: July 15, 2026

/s/ Richard Pontin
Richard Pontin